UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

_______

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 7, 2014

Motorola Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-7221		36-1115800
(Commission File Number)		(IRS Employer Identification No.)

1303 East Algonquin Road Schaumburg, Illinois		60196
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 576-5000

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other events
Motorola Solutions, Inc. (the “Company”) is filing this Current Report on Form 8-K solely to update the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (“Motorola’s 2013 Annual Report”) to reflect: (i) the revised presentation of the Company’s segments as a result of the realignment of its operations into two segments: Products and Services, as previously reported on Form 8-K furnished on July 31, 2014, and (ii) the reclassification of the historical financial results of the Company’s Enterprise business as discontinued operations as a result of the agreement dated April 14, 2014 to sell certain assets and liabilities of the Enterprise business to Zebra Technologies, Inc. (the “Transaction”). The results of operations of the portions of the Enterprise business being sold as part of the Transaction have been reclassified to discontinued operations and the assets and liabilities being sold as part of the Transaction have been presented in the Company’s consolidated financial statements as assets and liabilities held for sale for all periods presented.
Attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K are the updated “Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8: Financial Statements and Supplementary Data” both from the Company’s 2013 Annual Report, to reflect the revised segment presentation and the reclassification of the historical financial results of the Enterprise business as discontinued operations.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following are filed as Exhibits to this Report:

Exhibit 23	Consent of Independent Registered Public Accounting Firm

Exhibit 99.1	“Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations”

Exhibit 99.2	“Item 8: Financial Statements and Supplementary Data”

Exhibit 101
The Consolidated Balance Sheets as of December 31, 2013 and 2012 and the following financial information for the three years in the period ended December 31, 2013 from Motorola Solutions, Inc.’s Current Report on Form 8-K are formatted in XBRL (Extensible Business Reporting Language): (1) Consolidated Statements of Operations, (2) Consolidated Statements of Comprehensive Income, (3) Consolidated Statements of Stockholders’ Equity, (4) Consolidated Statements of Cash Flows, and (5) Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: August 7, 2014	By:	/s/ John K. Wozniak
		Name:	John K. Wozniak
		Title:	Corporate Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm

99.1	“Item 7: Management’s Discussion and Analysis of Financial Condition and Results of Operations”

99.2	“Item 8: Financial Statements and Supplementary Data”

101
The Consolidated Balance Sheets as of December 31, 2013 and 2012 and the following financial information for the three years in the period ended December 31, 2013 from Motorola Solutions, Inc.’s Current Report on Form 8-K are formatted in XBRL (Extensible Business Reporting Language): (1) Consolidated Statements of Operations, (2) Consolidated Statements of Comprehensive Income, (3) Consolidated Statements of Stockholders’ Equity, (4) Consolidated Statements of Cash Flows, and (5) Notes to Consolidated Financial Statements.